                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1995-A
                                   JULY 1997
                            PAYMENT August 15, 1997
               7.25% SECURITIZED NET INTEREST MARGIN CERTIFICATES


                                 CUSIP# 393534AC6
                                 Trust Account # 33-34309-0
                                 Distribution Date: August 15, 1997


Securitized Net Interest Margin                                 Per $1,000
-------------------------------                                  Original
Certificates                                                    ----------
------------

1.   Amount Available                       2,455,176.78

Interest

2.   Aggregate Interest                     1,133,901.70        3.68149903

3.   Amount Applied to:
     (a)  accrued but unpaid Interest

4.   Remaining:
     (a)  accrued but unpaid Interest

5.   Monthly Interest                       1,133,901.70

Principal

6.   Current month's principal
     distribution                           1,321,275.08        4.28985416

7.   Remaining outstanding principal
     balance                              186,359,006.22       605.0617085
     Pool Factor                               .60506171

8.   Present value of the projected
     remaining aggregate cashflows
     of the Finance I Assets and
     the Residual Assets, as of
     the immediately preceding
     Distribution Date                  209,817,258.78**

9.   Aggregate amount on deposit
     in reserve fund                        7,500,000.00

10.  Subordinated Certificateholder payment
     (interest earnings on Reserve Fund,
     pursuant to Section 5.8)                  36,776.87

11.  Aggregate principal balance of
     loans refinanced by Green Tree
     Financial                             12,353,656.47

                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1995-A
                                   JULY 1997
                            PAYMENT August 15, 1997
              7.25% SECURITIZED NET INTEREST MARGIN CERTIFICATES
                                    Page 2


                                 CUSIP# 393534AC6
                                 Trust Account # 33-34309-0
                                 Distribution Date: August 15, 1997


12.  Weighted average CPR                   16.68%

13.  Weighted average CDR                    5.70%

14.  Annualized net loss percentage          2.97%

15.  Delinquency         30-59 day           1.42%

                         60-89 day            .58%

                         90+ day             1.03%

                         Total 30+           3.03%


First Trust N.A. Paying Agent/Bondholder Relations (612) 973-6700

**Present value of the projected remaining cashflows is based on estimated future performance of the underlying loans. These projections are subject to ongoing evaluation based upon a number of factors, including historical performance. As such, this projected value may change periodically, not only as a result of actual experience but also as a result of revisions made to the assumptions upon which such projections are based.

The assumptions utilized in projecting this value are in the process of being re-assessed at the time of publication of this report. The amount shown represents the present value of projected remaining cashflows based on assumptions similar to those used in the previous period.

                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1995-A
                                   JULY 1997
                            PAYMENT August 15, 1997

                                     Fee Assets
                        -------------------------------------

                         Guarantee     Inside      Fee Asset
                            Fees        Refi         Total
                        ------------  --------   ------------
GTFC 1994-5              189,612.39   95,928.76    285,541.15
GTFC 1994-6                           91,197.50      9,197.50
GTFC 1994-7                           49,015,68     49,015.68
GTFC 1994-8                           91,589.54     91,589.54
GTFC 1995-1                          122,873.46    122,873.46
GTFC 1995-2                     .00         .00           .00
GTFC 1995-3              145,858.74  243,022.50    388,881.24
GTFC 1995-4              140,833.04  169,271.76    310,104.80
GTFC 1995-5                    0.00         .00           .00
                         ----------  ----------    ----------

                         476,304.17  862,899.20  1,339,203.37

Total amount of Guarantee Fees and Inside
Refinance Payments                               1,339,203.37

Subordinated Servicing Fees                        699,754.40

Payment on Finance 1 Note                        2,038,957.77

Allocable to Interest (current)                    844,310.49

Allocable to accrued but unpaid Interest                  .00

Accrued and unpaid Trustee Fees                           .00

Allocable to Principal                           1,194,647.28

Finance 1 Note Principal Balance               138,553,295.87

                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1995-A
                                   JULY 1997
                            PAYMENT August 15, 1997


                                              Inside
                               Residual        Refi       Total
                             ------------    --------  ------------
GTFC 1994-5                          .00          .00          .00
GTFC 1994-6                          .00          .00          .00
GTFC 1994-7                          .00          .00          .00
GTFC 1994-8                          .00          .00          .00
GTFC 1995-1                          .00          .00          .00
GTFC 1995-2                          .00   132,934.44   132,934.44
GTFC 1995-3                          .00          .00          .00
GTFC 1995-4                          .00          .00          .00
GTFC 1995-5                   160,564.83   122,719.74   283,284.57

                             --------------------------------------
                              160,564.83   255,654.18   416,219.01


Total Residual and Inside Refinance Payments            416,219.01